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                                                                    EXHIBIT 10.1


              AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT


         This Amendment Number Four to Loan and Security Agreement ("Amendment") is entered into as of January 25, 2000, among SAMUELS JEWELERS, INC., a Delaware corporation (the "Borrower"), on the one hand, and the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and FOOTHILL CAPITAL CORPORATION, as Agent ("Agent"), on the other hand.

                                    RECITALS

         A. Borrower, Lenders and Agent have previously entered into that certain Loan and Security Agreement, dated as of October 2, 1998, as amended as of April 15, 1999, August 30, 1999, and November 24, 1999 (the "Agreement").

         B. Borrower has entered into that certain Assets Purchase Agreement, dated December 15, 1999 (the "Musselman Purchase Agreement") , with Wilkerson & Associates (the "Seller") pursuant to which Borrower is acquiring certain of the real and personal property assets of Seller used in connection with Seller's Musselman Jewelers stores (the "Musselman Assets").

         C. Borrower, Lenders and Agent desire to consent to Borrower's purchase of the Musselman Assets and to further amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrower, Lenders and Agent hereby amend certain provisions of the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2. AMENDMENTS.

            2.1 Section 1.1 of the Agreement is hereby amended by adding the following new definitions thereto:

                  "Musselman Purchase Agreement" means that certain Assets
            Purchase Agreement dated as of December 15, 1999, between Wilkerson & Associates and Borrower.

                  "Musselman Put" means that certain obligation of Borrower to make a payment to Wilkerson & Associates ("Wilkerson") or any successor or assign in consideration of the "put" rights of Wilkerson set forth in Section 2.3 (a) of the Musselman Purchase Agreement.


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                  "Permitted Put Payment" means a payment by Borrower on account of the Musselman Put in accordance with the terms set forth in the Musselman Purchase Agreement, so long as at the time of such payment
            (a) no Event of Default is currently in existence, and (b) after taking such payment into account Borrower would have (and would have had at all times during the 30 days preceding such payment) Excess Availability of not less than $5,000,000.

            2.2 Section 7.20 (b) of the Agreement is amended to read as follows:

                  "(b) Tangible Net Worth. A Tangible Net Worth of at least the following amounts as of the last day of the fiscal quarters of Borrower ending on or about the last day of the following months:


            Month                              Minimum Tangible Net Worth
            -----                              --------------------------
            November 1999                              $14,500,000
            February 2000                              $24,500,000
            May 2000                                   $23,900,000
            August 2000                                $21,500,000
            November 2000                              $20,300,000
            February 2001                              $32,900,000
            May 2001                                   $33,300,000
            August 2001                                $31,300,000


            2.3 Section 8.11 of the Agreement is hereby amended to read as follows:

                  "If Borrower makes any payment on the Rauch Notes other than a
            Permitted Rauch Notes Payment, if Borrower makes any payment in respect of the Musselman Put other than a Permitted Put Payment, or if Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;"

            2.4 Schedule E-1 of the Agreement is amended in its entirety as set forth on Schedule E-1 to this Amendment.

            2.5 Agent and Lenders hereby consent to Borrower's purchase of the Musselman Assets in accordance with the terms of the Musselman Purchase Agreement.

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lenders and Agent that all of Borrower's representations and warranties set forth in the Agreement


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are true, complete and accurate in all respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

         4. DEFAULTS; WAIVER. Borrower hereby affirms to Lenders and Agent that no Default or Event of Default exists as of the date hereof.

         5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

            (a) Receipt by Agent of fully executed copies of this Amendment;

            (b) Receipt by Agent of UCC-1 financing statements respecting any new locations acquired in connection with the Musselman Purchase Agreement; and

            (c) Payment of a fee to Agent, for the pro rata account of Lenders, in the amount of $15,000.

         6. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which counsel may include any local counsel reasonably deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and any related documents.

         7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended, modified, and supplemented hereby, shall remain in full force and effect.


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         8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                             SAMUELS JEWELERS, INC.,
                             a Delaware corporation


                             By /s/ DOUG BULLOCK
                               -------------------------------------------------
                             Title: Vice President
                                   ---------------------------------------------

                             FOOTHILL CAPITAL CORPORATION,
                             a California corporation, as Agent and as a Lender


                             By /s/ ROBERT CASTINE
                               -------------------------------------------------
                             Title: Vice President
                                   ---------------------------------------------


                             LASALLE BUSINESS CREDIT, INC.,
                             a Delaware corporation


                             By /s/
                               -------------------------------------------------
                             Title: Senior Vice President
                                   ---------------------------------------------


                             SUNROCK CAPITAL CORP.,
                             a Delaware corporation


                             By /s/
                               -------------------------------------------------
                             Title: Senior Vice President
                                   ---------------------------------------------


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